Exhibit 10.9
                                    AMENDMENT

     This Amendment is made this 2nd day of June, 1997 by and between ACME Television Holdings of Oregon, L.L.C. ("ACME") and Channel 32 Incorporated ("Channel 32").

     WHEREAS, NewCo of Oregon, Inc. and Channel 32 entered into a certain Asset Purchase Agreement (the "Agreement") dated January 31, 1997 concerning the assignment of certain assets used or useful in the operation of KWBP-TV in Salem, Oregon (the "Station"); and

     WHEREAS, NewCo of Oregon, Inc. assigned its interest in the Agreement to ACME; and

     WHEREAS, the Federal Communications Commission ("FCC") has approved the assignment of the FCC licenses for the Station from Channel 32 to ACME; and

     WHEREAS, ACME is prepared to advance $125,000 of the Purchase Price under the Agreement to Channel 32 prior to Closing of the transactions contemplated by the Agreement in exchange for Channel 32's cooperation in deferring the Closing of the transaction until June 10, 1997 or later;

     NOW, THEREFORE, in light of the foregoing and the mutual promises and covenants contained herein, the parties hereby agree as follows:

     1. Upon execution of this Amendment, ACME will, on behalf of Channel 32, wire or otherwise provide $125,000 to the account of Peregrine Communications LTD. The $125,000 shall be deducted from the Purchase Price to be paid by Buyer to Seller at the Closing pursuant to Section 1.2 of the Agreement. If the Closing contemplated by the Agreement is not held for any reason, Channel 32 shall be obligated to reimburse ACME for the foregoing $125,000 in accordance with the provisions of Section 1.2.3 of the Agreement.

     2. Notwithstanding anything to the contrary in Section 1.5.1 of the Agreement, the Closing, as that term is defined in the Agreement, shall be held at a date set by Buyer on or before June 26, 1997.

     3. This Amendment may be signed in counterpart, and all such counterparts shall collectively be deemed one and the same document.

     4. Except as reflected in this Amendment and any prior document executed by both parties, the Agreement remains unchanged.

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


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                           CHANNEL 32 INCORPORATED



                                           By:/s/Daniel J. Alderman
                                              --------------------------------
                                              Daniel J. Alderman, Executive
                                                Vice President


                                           ACME TELEVISION HOLDINGS OF
                                           OREGON, L.L.C.



                                           By:/s/Douglas Gealy
                                              --------------------------------
                                              Douglas Gealy, Managing Member


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